Securities, 424I - Securities, 424I: 1	Mar. 20, 2025 USD ($)
Securities, 424I Table
Security Class Title	Shares
Aggregate Sales Price	$ 154,153,076
Aggregate Redeemed or Repurchased, FY	16,351,572
Aggregate Redeemed or Repurchased, Prior FY	0
Redemption Credits	0
Net Sales	$ 137,801,504
Fee Rate	0.01531%
Amount of Registration Fee	$ 21,097.41